UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 13, 2010 ( October 11, 2010)

CHINA OUMEI REAL ESTATE INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52132	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Floor 28, Block C
Longhai Mingzhu Building
No.182 Haier Road
Qingdao 266000
People’s Republic of China
(Address of principal executive offices)

(86) 532 8099 7969
(Registrant's telephone number, including area code)

_________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 11, 2010, China Oumei Real Estate Inc. (the “Company”) entered into an agreement (“Amendment No. 1”) to amend the Subscription Agreement (the “Subscription Agreement”), which was entered into on April 14, 2010 by and among the Company and the subscribers identified in the signature pages to the Subscription Agreement (the “Subscribers”).

Amendment No. 1 revised Section 8.1 of the Subscription Agreement with respect to the liquidated damages that the Company may be liable for if it fails to cause the registration statement registering the securities issued to the Subscribers (the “Registration Statement”) in connection with the private placement transaction contemplated by the Subscription Agreement (the “Private Placement”) to be declared effective by the Securities and Exchange Commission (the “Commission”) within the period of time specified in the Subscription Agreement. Pursuant to Amendment No. 1, in lieu of the cash liquidated damages amount that would otherwise have been payable by the Company for its failure to cause the Registration Statement to be declared effective within the prescribed period, if the Registration Statement is not declared effective by the Commission as required by the Subscription Agreement, the Company will be required to reduce the initial exercise price of the warrants issued to each Subscriber (the “Warrants”) in the Private Placement by $0.08 per calendar month, or portion thereof, until such time that the Registration Statement is declared effective by the Commission. In addition, in no event will the Company be obligated to reduce the initial exercise price of the Warrants by more than $0.80 in aggregate. The partial reduction of the initial exercise price of the Warrants will apply on a daily pro-rata basis for any portion of a calendar month prior to the effectiveness of the Registration Statement.

The foregoing description of Amendment No.1 does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No.1 to the Subscription Agreement, dated October 11, 2010, by and among the Company and the subscribers identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2010	CHINA OUMEI REAL ESTATE INC.

By: /s/Weiqing Zhang
Weiqing Zhang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No.1 to the Subscription Agreement, dated October 11, 2010, by and among the Company and the subscribers identified therein.